                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 19, 2000






                                 VDI MULTIMEDIA
             (Exact Name of Registrant as Specified in its Charter)


           CALIFORNIA                   0-21917              95-4272619
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
        of Incorporation)             File Number)        Identification No.)


                            7083 HOLLYWOOD BOULEVARD
                           HOLLYWOOD, CALIFORNIA 90028
               (Address of Principal Executive Offices) (Zip Code)


                                 (323) 957-5500

               Registrant's telephone number, including area code

ITEM 5. OTHER EVENTS

     On July 19, 2000, VDI MultiMedia (the "Company") issued a press release regarding changes in the Company's management (including its President, Donald
R. Stine) and board of directors. A copy of the press release is attached hereto as Exhibit 99.1. The changes in management are effective immediately; the changes in the board of directors require approval of the Company's shareholders, which is expected at the Company's Annual Shareholder Meeting scheduled for August 15, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Attached hereto as Exhibit 99.1 is a copy of the press release issued on July 19, 2000 describing the foregoing events.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 VDI MULTIMEDIA

Date:  July 25, 2000                             /s/ R. LUKE STEFANKO
                                                 -----------------------
                                                 R. Luke Stefanko
                                                 Chief Executive Officer